Time charter revenues and related contract balances - Allocation of consolidated receivables between lease and service (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Sep. 30, 2020
Time charter revenues and related contract balances
Trade receivable for lease	$ 2,898	$ 5,128
Trade receivable for time charter services	2,133	3,112
Allowance for expected credit losses	0	(60)
Total trade receivable and amounts due from affiliates	5,031	$ 8,180
Impairment losses for trade receivables	$ 0